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                                                                   EXHIBIT 10.27

                              AMENDMENT TO WARRANTS

         This Amendment to Warrants (this "Amendment") is entered into as of April 7, 2003. Reference is made to certain warrants issued on January 27, 2000 and September 30, 2000 (collectively, the "Series B Warrants"), pursuant to the Securities Purchase Agreement dated as of January 27, 2000, by Digital Theater Systems, Inc. (the "Company") to the persons set forth on Schedule A attached hereto (the "Investors"), granting the Investors rights to purchase shares of the Company's common stock up to the amounts set forth on Schedule A.

         WHEREAS, pursuant to Section 5(f) of the Series B Warrants, any provision of the Series B Warrants may be amended if such amendment is in writing and signed by the Issuer and the Majority Holders (as defined in Section 1 therein).

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the undersigned Investors hereby agree to amend the Series B Warrants as set forth below.

1. Section 2(j) is hereby added to the Series B Warrants and shall read in its entirety as follows:

         "Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised by the Holder hereof and shall be canceled, rescinded and of no force or effect against the Issuer if the Issuer consummates a Qualified Public Offering (as defined below) on or before October 31, 2003. Further, to the extent this Warrant has not been exercised by the Holder hereof prior to a Qualified Public Offering, it shall be deemed exercised, pursuant to the cashless exercise provision set forth above in Section 2(b), as of the date one day prior to the Qualified Public Offering. If upon or after the consummation of a Qualified Public Offering the Issuer requests that the original hereof be marked `canceled' and returned to the Issuer, the Holder hereof agrees to honor such request.

         `Qualified Public Offering' shall mean an initial public offering underwritten on a firm commitment basis which results in aggregate gross cash proceeds to the Company of not less than $20,000,000."

2. The parties to this Amendment acknowledge and agree that as of the date of this Amendment no adjustments in the number of shares issuable upon exercise of the Series B Warrants or the exercise price thereof has been made pursuant to Section 4 of the Series B Warrants.

3. Except as amended hereby, the Series B Warrants shall remain in full force in effect.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to
Warrants to be duly executed as of the date and year first written above.

                                             DIGITAL THEATER SYSTEMS, INC.

                                             By:            /s/ Jon Kirchner

                                                    Name:      Jon E. Kirchner

                                                    Title:     President & CEO
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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to
Warrants to be duly executed as of the date and year first written above.

                                             WESTON PRESIDIO CAPITAL II

                                             By:            /s/ James B. McElwee

                                                    Name:      James B. McElwee

                                                    Title:     General Partner



               [SIGNATURE PAGE TO AMENDMENT TO SERIES B WARRANTS]
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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to
Warrants to be duly executed as of the date and year first written above.

                                             EOS PARTNERS SBIC, L.P.

                                             By: Eos SBIC General, L.P.
                                                 its General Partner

                                             By: Eos SBIC Inc.
                                                 its General Partner



                                             By: /s/ Steven M. Friedman

                                                 Name: Steven M. Friedman

                                                 Title: President



               [SIGNATURE PAGE TO AMENDMENT TO SERIES B WARRANTS]
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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to
Warrants to be duly executed as of the date and year first written above.

                                                           /s/ Jon Kirchner
                                                  ------------------------------
                                                  Jon Kirchner

                                                           /s/ Dan Slusser
                                                  ------------------------------
                                                  Dan Slusser



               [SIGNATURE PAGE TO AMENDMENT TO SERIES B WARRANTS]
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                                   SCHEDULE A

INVESTORS                                                    NUMBER OF SHARES
---------                                                    ----------------

Weston Presidio Capital II                                      3,207,792
Eos Partners SBIC, L.P.                                           495,294
Jon Kirchner                                                        3,088
Dan Slusser                                                         8,536